UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 Form 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	August 29, 2002
Exact name of registrant as specified in its charter	Richardson Electronics, Ltd.
State or other jurisdiction of incorporation	Delaware
Commission file Number	0-12906
IRS Employer Identification No.	36-2096643
Address of principal executive office	40W267 Keslinger Road, P. O. Box 393, La Fox, IL
Zip Code	60147-0393
Registrant's telephone number, including area code	630-208-2386

This Current Report on Form 8-K contains a total of 2 pages.

Item 9. Regulation FD Disclosure

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Richardson Electronic, Ltd. (the "Company") on Form 10-K for the period ending May 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward J. Richardson, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Edward J. Richardson

Edward J. Richardson

Chairman of the Board and Chief Executive Officer

August 29, 2002

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Richardson Electronic, Ltd. (the "Company") on Form 10-K for the period ending May 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dario Sacomani, Senior Vice-president and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Dario Sacomani

Dario Sacomani

Senior Vice-president and Chief Financial Officer

August 29, 2002